                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                        1838 Bond-Debenture Trading Fund
               (Exact name of registrant as specified in charter)
                                    --------

                       2701 Renaissance Blvd., 4th Floor
                           King of Prussia, PA 19406
              (Address of principal executive offices) (Zip code)

                               Anna M. Bencrowsky
          2701 Renaissance Blvd., 4th Floor, King of Prussia, PA 19406
                     (Name and address of agent for service

                                   Copies to:
--------------------------------------------------------------------------------
                                 John McDonnell
                         1838 Investment Advisors Fund
                       2701 Renaissance Blvd., 4th Floor
                           King of Prussia, PA 19406
--------------------------------------------------------------------------------

       Registrant's telephone number, including area code: 1-484-322-4300

                    Date of fiscal year end: March 31, 2004

                  Date of reporting period: September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                                               October 13, 2003

Item 1. Reports to Stockholders

TO THE SHAREHOLDER:

For the quarter ended September 30, 2003, the Fund had a Net Asset Value of $21.66 per share. This represents a 0.7% increase from $21.50 per share at the end of the March 31, 2003 Fiscal Year. On September 30, 2003 the Fund's closing stock price on the New York Stock Exchange was $19.80 per share, representing an 8.6% discount to Net Asset Value per share.

The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested(1)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    10 Years      5 Years       2 Years       1 Year       Quarter
                                                                   to 9/30/03   to 9/30/03    to 9/30/03    to 9/30/03   to 9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                                                    7.04%        6.11%          9.97%       11.95%        -0.38%
Average of 14 Other
 Closed-End Bond Funds (2)                                            6.81%        6.11%          8.10%       12.62%         0.20%
Salomon Bros. Bond Index (3)                                          7.90%        7.40%         11.31%        6.95%        -2.71%


1 - This is historical information and should not be construed as indicative of any likely future performance.
2 - Source: Lipper Inc.
3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

Since the end of the prior quarter on June 30, 2003, the yields on US Treasury 2-year notes have risen from 1.30% to 1.46%. The yields on 10-year notes and 30-year bonds have risen from 3.51% to 3.94% and from 4.56% to 4.88%, respectively. At this writing, the yields on the Treasury issues have risen further to 1.64%, 4.27% and 5.18%, respectively.

Fiscal policy has contributed to the upward pressure on interest rates. The Bond Market Association forecasts net Treasury financing for the current quarter to be 26% above last quarter and 66% above the year earlier quarter. The deficit for the budget year ending September 2004 is expected to total $510 billion.

The Fund's performance has benefited from the overall decline in interest rates for the last few years. The recent quarter evidences the impact of a modest rise in rates. The Fund has also benefited from the improvement in yield spreads on corporate bonds relative to benchmark Treasury yields. The Fund remains sensitive to both the general trend in interest rates and the relative performance of corporate bonds.

On September 5, 2003 the Fund filed a registration statement with the SEC for a proposed Rights Offering. Once the registration becomes effective with the SEC, we anticipate proceeding with an offering. The general terms of the offering, subject to market conditions, are anticipated to be: one transferable right issued for each share held and for every three rights issued a shareholder may buy one new share of common stock at a specified discount to NAV per share.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:

----------------------------------------------------------------------------------------------------------------------------------
                                      Percent of Total Investment (Standard & Poor's Ratings)
----------------------------------------------------------------------------------------------------------------------------------
                                 U.S. Treasuries,
                                    Agencies &                                                                 B and          Not
Period Ended                        AAA Rated              AA           A            BBB           BB          Lower         Rated
----------------------------------------------------------------------------------------------------------------------------------
September 30, 2003                     16.3%              4.6%         33.3%        34.9%         9.2%          1.5%          0.2%
March 31, 2003                         17.3%              5.3%         28.7%        39.5%         7.6%          1.4%          0.2%
March 31, 2002                         16.7%              4.4%         22.6%        53.6%         1.9%          0.6%          0.2%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings. The increase in lower-rated holdings results from rating downgrades of existing holdings rather than from new purchases.

On September 10, 2003, the Board of Directors declared a dividend payment of $0.34 per share payable November 4, 2003 to shareholders of record on September 25, 2003.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.


                                     Sincerely,



                                     /s/ John H. Donaldson, CFA


                                     John H. Donaldson, CFA
                                     President

SCHEDULE OF INVESTMENTS (Unaudited)                          September 30, 2003


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (96.91%)
AUTOMOBILES & RELATED (6.56%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB+         $1,000         $ 1,000,000     $ 1,461,804
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB+         1,000           1,110,625       1,068,064
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB          1,560           1,544,233       1,627,809
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A3/BBB           1,000           1,008,532       1,059,103
                                                                                                        -----------     -----------
                                                                                                          4,663,390       5,216,780
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (10.62%)
Arizona Public Service Co., Bonds, 5.625%, 05/15/33 ................    Baa1/BBB          1,000             988,622         936,485
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................     B1/CCC+            500             488,503         345,000
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa2/BBB          1,800           1,675,269       1,888,691
Dominion Resources Inc., Bonds, 6.75%, 12/15/32 ....................    Baa1/BBB+         1,000             997,598       1,075,516
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,483,386       2,082,657
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         546,845
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,527         594,876
Old Dominion Electric Corp, 6.25%, 06/01/11, AMBAC .................     Aaa/AAA            500             500,483         561,258
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................     Caa1/B             500             539,860         415,000
                                                                                                        -----------     -----------
                                                                                                          7,672,248       8,446,328
                                                                                                        -----------     -----------
FINANCIAL (22.44%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,058,474       1,187,880
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,823         569,534
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      Aa2/A           2,000           2,011,245       2,316,776
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ...........      A1/A-           2,000           1,994,181       2,276,080
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,548,818       1,692,765
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A1/A            1,500           1,499,693       1,710,760
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      A-/A+           2,500           2,566,269       2,948,570
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,770         562,629
National Rural Utilities, Notes, 7.25%, 03/01/12 ...................      A2/A              500             548,298         586,324
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................     NR/BBB-          1,500           1,581,594       1,655,976
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             486,166         547,581
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,009,839       1,241,610
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A1/A+             500             497,696         558,406
                                                                                                        -----------     -----------
                                                                                                         15,798,866      17,854,891
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (19.72%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................     Ba1/BB+          2,000           1,999,786       2,086,826
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             436,416         554,454
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             993,227       1,151,031
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................     Ba3/BB+          1,000           1,036,339       1,010,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................      NR/A-           2,000           2,139,439       2,549,880
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,097       1,152,197
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             903,044       1,010,000
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............     Ba3/BB-          2,000           1,991,635       1,900,000
Starwood Hotels & Resorts, Notes, 7.875%, 05/01/12 .................     Ba1/BB+          1,000             995,522       1,095,000
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa2/BBB-           500             514,613         555,799
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Ba2/BBB-            750             656,058         742,500
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,492,151       1,878,487
                                                                                                        -----------     -----------
                                                                                                         14,157,327      15,686,174
                                                                                                        -----------     -----------
OIL & GAS (11.94%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             523,511         622,784
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................     Caa1/B             500             504,861         420,000
ConocoPhillips, Gtd., 5.90%, 10/15/32 ..............................      A3/A-           1,000           1,024,059       1,018,184
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,206,311       1,261,519
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................     Aa3/AA           2,000           1,978,492       2,289,186
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 .....................     Baa2/A-            500             497,751         584,563
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A-           2,539           2,641,241       3,303,922
                                                                                                        -----------     -----------
                                                                                                          8,376,226       9,500,158
                                                                                                        -----------     -----------


                                       3


SCHEDULE OF INVESTMENTS (Unaudited)--continued               September 30, 2003


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TELECOMMUNICATIONS & MULTIMEDIA (13.33%)
AT&T Wireless Services Inc., Sr. Notes, 8.75%, 03/01/31                 Baa2/BBB           $1,000       $ 1,184,182     $ 1,236,839
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa3/BBB            1,000         1,067,700       1,165,241
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-           1,400         1,298,778       1,568,300
SBC Communications, Notes, 5.825%, 08/15/12 ........................      A1/A+               500           493,020         545,958
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+           3,000         3,144,024       3,798,405
Verizon Global FDG Corp., 7.75%, 12/01/30 ..........................      A2/A+             1,646         1,675,519       1,977,185
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-               250           246,299         312,487
                                                                                                        -----------     -----------
                                                                                                          9,109,522      10,604,415
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (0.52%)
FNCX Pool #313411, 7.00%, 03/01/04 .................................      NR/NR                28            28,293          28,596
GNMA Pool #780374, 7.50%, 12/15/23 .................................      NR/NR               103           102,111         110,849
GNMA Pool #417239, 7.00%, 02/15/26 .................................      NR/NR               257           260,123         274,520
                                                                                                        -----------     -----------
                                                                                                            390,527         413,965
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (11.78%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,706,662       1,875,688
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,031,728       5,329,136
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,013,755       1,400,273
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           726,676         771,291
                                                                                                        -----------     -----------
                                                                                                          7,478,821       9,376,388
                                                                                                        -----------     -----------
TOTAL LONG TERM DEBT SECURITIES ....................................                                     67,646,927      77,099,099
                                                                                                        -----------     -----------
INVESTMENT COMPANIES (2.99%)                                                             Shares
                                                                                        ---------
High Yield Plus Fund ...............................................                       33,333           223,875         134,999
Evergreen Select Money Market - I Shares ...........................                    2,242,370         2,242,370       2,242,370
                                                                                                        -----------     -----------
                                                                                                          2,466,245       2,377,369
                                                                                                        -----------     -----------
TOTAL INVESTMENTS (99.90%) .........................................                                    $70,113,172      79,476,468
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (0.10%) ...............................                                                         79,132
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $79,555,600
                                                                                                                        ===========


144A-- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 3.71% of net assets.

Legend
------

Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guranteed
Sr. - Senior
Sub. - Subordinated

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2003

Assets:
   Investment in securities, at value (amortized cost
       $70,113,172) (Note 1)......................................   $79,476,468
   Interest receivable ...........................................     1,333,521
   Prepaid expenses ..............................................        72,962
   Dividends receivable ..........................................         1,167
   Other assets ..................................................         8,901
                                                                     -----------
    TOTAL ASSETS .................................................    80,893,019
                                                                     -----------
Liabilities:
   Dividends payable .............................................     1,248,908
   Due to Advisor ................................................        34,673
   Accrued expenses payable ......................................        53,838
                                                                     -----------
    TOTAL LIABILITIES ............................................     1,337,419
                                                                     -----------
Net assets: (equivalent to $21.66 per share based on 3,673,258
  shares of capital stock outstanding)............................   $79,555,600
                                                                     ===========
NET ASSETS consisted of:
   Par value .....................................................   $ 3,673,258
   Capital paid-in ...............................................    72,181,446
   Accumulated net investment income (loss) ......................    (1,999,900)
   Accumulated net realized loss on investments ..................    (3,662,500)
   Net unrealized appreciation on investments ....................     9,363,296
                                                                     -----------
                                                                     $79,555,600
                                                                     ===========

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended September 30, 2003

Investment Income:
   Interest..........................................                 $2,657,342
   Dividends.........................................                      6,833
                                                                      ----------
    Total Investment Income .........................                  2,664,175
                                                                      ----------
Expenses:
   Investment advisory fees (Note 4).................    $  224,345
   Transfer agent fees...............................        22,991
   NYSE fee..........................................        12,500
   Directors' fees...................................        14,625
   Audit fees........................................         9,000
   State and local taxes.............................        10,700
   Legal fees and expenses...........................        19,660
   Reports to shareholders...........................        11,832
   Custodian fees....................................         3,750
   Miscellaneous.....................................        40,309
                                                         ----------
    Total Expenses ..................................                    369,712
                                                                      ----------
     Net Investment Income ..........................                  2,294,463
                                                                      ----------
Realized and unrealized gain on investments (Note 1):
   Net realized loss from security transactions......                    419,159
                                                                      ----------
   Unrealized appreciation of investments:
    Beginning of period .............................     7,747,406
    End of period ...................................     9,363,296
                                                         ----------
     Change in unrealized appreciation of
          investments................................                  1,615,890
                                                                      ----------
       Net realized and unrealized gain of
          investments................................                  2,035,049
                                                                      ----------
Net increase in net assets resulting from operations                  $4,329,512
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                 Six months
                                                   ended
                                             September 30, 2003     Year ended
                                                (Unaudited)       March 31, 2003
                                             ------------------   --------------
Increase (decrease) in net assets:
Operations:
   Net investment income.................       $ 2,294,463         $ 4,819,627
   Net realized gain (loss) from security
      transactions (Note 2)..............           419,159          (1,160,677)
   Change in unrealized appreciation of
      investments........................         1,615,890           6,464,387
                                                -----------         -----------
    Net increase in net assets resulting
      from operations....................         4,329,512          10,123,337
                                                -----------         -----------
Distributions:
   Dividends to shareholders from net
      investment income..................        (3,746,723)         (4,913,023)
   Distributions to shareholders from tax
      return of capital..................                --            (192,805)
                                                -----------         -----------
    Total distributions to shareholders .        (3,746,723)         (5,105,828)
                                                -----------         -----------
   Increase net assets...................           582,789           5,017,509
Net Assets:
   Beginning of period...................        78,972,811          73,955,302
                                                -----------         -----------
   End of period.........................       $79,555,600         $78,972,811
                                                ===========         ===========


   The accompanying notes are an integral part of these financial statements.



  +-----------------------------------------------------------------------+
  |                                                                       |
  |             HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN           |
  |                                                                       |
  |    1838 Bond-Debenture Trading Fund (the "Fund") has established a    |
  |    plan for the automatic investment of dividends and distributions   |
  |    which all shareholders of record are eligible to join. The         |
  |    method by which shares are obtained is explained on page 11. The   |
  |    Fund has appointed Equiserve to act as the Agent of each           |
  |    shareholder electing to participate in the plan. Information and   |
  |    application forms are available from Equiserve, P.O. Box 43069,    |
  |    Providence, RI 02940-3069.                                         |
  |                                                                       |
  +-----------------------------------------------------------------------+

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                              Six months
                                                                 ended                          Year Ended March 31,
                                                          September 30, 2003    ---------------------------------------------------
                                                              (Unaudited)        2003       2002       2001       2000        1999
                                                          ------------------    -------   -------    -------    ---------   -------
Per Share Operating Performance
Net asset value, beginning of period ..................         $ 21.50         $ 20.13   $ 20.95    $ 20.39    $   22.20   $ 22.70
                                                                -------         -------   -------    -------    ---------   -------
 Net investment income ................................            0.62            1.31      1.24(1)    1.45         1.47      1.52
 Net realized and unrealized gain
   (loss) on investments...............................            0.56            1.45     (0.62)(1)   0.56        (1.81)    (0.41)
                                                                -------         -------   -------    -------    ---------   -------
Total from investment operations ......................            1.18            2.76      0.62       2.01        (0.34)     1.11
                                                                -------         -------   -------    -------    ---------   -------
Less distributions
 Dividends from net investment income..................           (1.02)          (1.34)    (1.43)     (1.45)       (1.47)    (1.48)
 Distributions from net realized gain .................              --              --        --         --           --     (0.13)
 Distributions from tax return of capital..............              --           (0.05)    (0.01)        --           --        --
                                                                -------         -------   -------    -------    ---------   -------
Total distributions ...................................           (1.02)          (1.39)    (1.44)     (1.45)       (1.47)    (1.61)
                                                                -------         -------   -------    -------    ---------   -------
Net asset value, end of period ........................         $ 21.66         $ 21.50   $ 20.13    $ 20.95    $   20.39   $ 22.20
                                                                =======         =======   =======    =======    =========   =======
Per share market price, end of period .................         $ 19.80         $ 20.65   $ 19.34    $ 19.27    $   16.88   $ 20.69
                                                                =======         =======   =======    =======    =========   =======
Total Investment Return(2)
 Based on market value ................................           0.96%          14.55%     7.96%     23.91%     (11.67)%     7.28%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ..................         $79,556         $78,973   $73,955    $76,970    $  74,892   $81,559
Ratio of expenses to average net assets ...............           0.93%*          0.91%     0.86%      0.91%        0.88%     0.77%
Ratio of net investment income to average net assets ..           5.75%*          6.39%     6.73%(1)   7.20%        7.09%     6.70%
Portfolio turnover rate ...............................           4.85%          12.27%    10.87%     12.39%       10.21%    17.89%
Number of shares outstanding at the end of the period
  (in 000's)...........................................           3,673           3,673     3,673      3,673        3,673     3,673


*    Annualized

(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.



   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At September 30, 2003, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the six months ended September 30, 2003 were characterized as follows for tax purposes:

                Ordinary Income    Capital Gain    Total Distribution
                ---------------    ------------    ------------------
                  $3,746,723            --             $3,746,723


     At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                     Accumulated                    Accumulated
                Ordinary Income (Loss)          Capital Gain (Loss)
                ----------------------          -------------------
                         $ --                      $(3,916,396)


     As of March 31, 2003, the capital loss carryovers available to offset possible future capital gains were as follows:


                 Amount                   Expiration Date
                --------                  ---------------
               $  159,409                    3/31/2008
                1,389,196                    3/31/2009
                  974,596                    3/31/2010
                1,393,195                    3/31/2011

     Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2003, the Fund elected to defer losses occurring between November 1, 2002 and March 31, 2003 in the amount of $165,263.

     At September 30, 2003, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:


                 Aggregate     Net Unrealized    Gross Unrealized   Gross Unrealized
                 Tax Cost       Appreciation       Appreciation       Depreciation
                -----------    --------------    ----------------   ----------------
                $70,723,706      $8,752,762         $9,777,944        $(1,025,182)


F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the six month period ended September 30, 2003:

                                                                Proceeds
                                                  Cost of      from Sales
                                                 Purchases    or Maturities
                                                ----------    -------------
                U.S. Government Securities      $       --     $  250,233
                Other Investment Securities      3,696,685      3,669,345


Note 3 -- Capital Stock -- At September 30, 2003, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2003, the Fund issued no shares under this Plan.

Note 6 -- Rights Offering -- On July 31, 2003 the Fund's Board of Directors authorized the filing of a preliminary registration statement for a rights offering to the Fund's shareholders. Under the offering, each shareholder will receive one right for each share held on the record date. Shareholders of record may purchase one additional share of the Fund for every three rights held. The "Subscription Price" for the shares will be determined at a later date. Shareholders of record on the record date for the rights offering are expected to be entitled to oversubscribe, subject to certain limitations and subject to allotment, for any shares not purchased pursuant to the primary subscription rights. The record date for the offering and the length of the offering period will also be announced at a later date. The rights are expected to be transferable and the Fund expects to apply to have them accepted for trading on the New York Stock Exchange.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.



  +----------------------------------------------------------------------+
  |                                                                      |
  |         HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS       |
  |                                                                      |
  |                Contact Your Transfer Agent, Equiserve,               |
  |    P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723   |
  |                                                                      |
  +----------------------------------------------------------------------+

                DIRECTORS
          --------------------
            W. THACHER BROWN
           JOHN GILRAY CHRISTY
            JOHN H. DONALDSON
            MORRIS LLOYD, JR.
            J. LAWRENCE SHANE

                OFFICERS
          --------------------
            JOHN H. DONALDSON
                PRESIDENT
           ANNA M. BENCROWSKY
             VICE PRESIDENT
              AND SECRETARY
            CLIFFORD D. CORSO
             VICE PRESIDENT

           INVESTMENT ADVISOR                                1838
          --------------------                   BOND--DEBENTURE TRADING FUND
      1838 INVESTMENT ADVISORS, LLC                  --------------------
       2701 RENAISSANCE BOULEVARD                 2701 RENAISSANCE BOULEVARD
              FOURTH FLOOR                               FOURTH FLOOR
        KING OF PRUSSIA, PA 19406                  KING OF PRUSSIA, PA 19406

                CUSTODIAN                              [GRAPHIC OMITTED]
          --------------------
         WACHOVIA NATIONAL BANK                       Semi-Annual Report
           123 S. BROAD STREET                        September 30, 2003
         PHILADELPHIA, PA 19109

             TRANSFER AGENT
          --------------------
                EQUISERVE
             P.O. BOX 43069
        PROVIDENCE, RI 02940-3069
              781-575-2723

                 COUNSEL
          --------------------
           PEPPER HAMILTON LLP
          3000 TWO LOGAN SQUARE
        EIGHTEENTH & arch streets
         PHILADELPHIA, PA 19103

                AUDITORS
          --------------------
          TAIT, WELLER & BAKER
           1818 Market street
               SUITE 2400
         PHILADELPHIA, PA 19103

                               EXHIBITS FORM N-CSR

Registrant Name: 1838 Bond-Debenture Trading Fund
File Number: 811-02201
Registrant CIK Number: 0000030125

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Items 5-6. (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8. (Reserved)

Item 9. Controls and Procedures

         (a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

         (b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2) in the exact form set forth below: Ex-99.CERT Attached hereto.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002. EX-99.906CERT attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1838 Bond-Debenture Trading Fund



By     /s/ John H. Donaldson
       -----------------------------
       John H. Donaldson
       President
       (Principal Executive Officer)

Date   November 7, 2003
       -----------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By     /s/ John H. Donaldson
       -----------------------------
       John H. Donaldson
       President
       (Principal Executive Officer)

Date   November 7, 2003
       -----------------------------



By     /s/ Anna M. Bencrowsky
       -----------------------------
       Anna M. Bencrowsky
       Secretary
       (Principal Financial Officer)

Date   November 7, 2003
       -----------------------------